Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO CARLYLE CREDIT SOLUTIONS, INC. IF PUBLICLY DISCLOSED

Fourth Amendment to Loan and Servicing Agreement

This Fourth Amendment to Loan and Servicing Agreement, dated as of September 20, 2022 (the “Fourth Amendment”), is entered into among Carlyle Credit Solutions SPV 2 LLC (formerly known as TCG BDC II SPV 2 LLC), a Delaware limited liability company (the “Borrower”), U.S. Bank National Association, as the Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto in connection with that certain Loan and Servicing Agreement, dated as of May 13, 2020 (as amended by the First Amendment to Loan and Servicing Agreement, dated as of February 11, 2021, by the Second Amendment to Loan and Servicing Agreement, dated as of August 13, 2021, by the Third Amendment to Loan and Servicing Agreement, dated as of March 7, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Fourth Amendment, the “Loan and Servicing Agreement”; the Loan and Servicing Agreement, after giving effect to the effectiveness of this Fourth Amendment, the “Amended Loan and Servicing Agreement”), among Carlyle Credit Solutions, Inc. (formerly known as TCG BDC II, Inc.), as Holdings, the Borrower, the Administrative Agent, [ ], as the Calculation Agent, Carlyle Credit Solutions, Inc., as the Portfolio Asset Servicer, U.S. Bank National Association, as the Collateral Custodian, [ ] as the Initial Lender, and each of the other lenders party thereto (collectively with the Initial Lender, the “Lenders”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Amended Loan and Servicing Agreement.

WHEREAS, the Borrower has requested (i) an Initial Incremental Commitment in an amount equal to $100,000,000 pursuant to Section 2.15(a)(i) of the Loan and Servicing Agreement and (ii) that the Lenders amend the Loan and Servicing Agreement as set forth herein; and

WHEREAS, subject to the terms and the conditions set forth in this Fourth Amendment, the Administrative Agent and the Lenders agree to such requests.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows.

SECTION 1. INITIAL INCREMENTAL COMMITMENT.

The parties hereto agree that the Borrower has requested an increase of the Commitments under Section 2.15(a)(i) of the Loan and Servicing Agreement by $100,000,000 to an aggregate amount equal to $550,000,000. Subject to the terms and conditions set forth herein, the Initial Lender agrees to increase its Commitment by $100,000,000 to an aggregate amount equal to $550,000,000 effective as of the Fourth Amendment Effective Date (as defined below).

SECTION 2. AMENDMENTS TO LOAN AND SERVICING AGREEMENT.

2.1    Section 1.01 of the Loan and Servicing Agreement is hereby amended by adding the following definition in proper alphabetical sequence:

“Fourth Amendment” means that certain Fourth Amendment to Loan and Servicing Agreement dated as of the September 20, 2022 among the Borrower, the Administrative Agent, and the Lenders party thereto.

Exhibit 10.1
“Fourth Amendment Effective Date” means the Fourth Amendment Effective Date as defined in the Fourth Amendment.

2.2    Section 1.01 of the Loan and Servicing Agreement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

“Commitment Fee Letter” means, if applicable, any fee letter or letters between the Lender and the Borrower entered on or before the Closing Date, in connection with the First Amendment, in connection with the Second Amendment, in connection with the Third Amendment, or in connection with the Fourth Amendment, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Maximum Facility Amount” means, at any time, an amount equal to the aggregate Commitments of the Lenders at such time, as may be decreased in accordance with Section 2.04 or increased in accordance with Section 2.15. The Maximum Facility Amount
(i)    on the Closing Date is $250,000,000, (ii) on the First Amendment Effective Date is
$350,000,000, (iii) on the Second Amendment Effective Date is $450,000,000, (iv) on the Third Amendment Effective Date is $450,000,000, and (v) on the Fourth Amendment Effective Date is $550,000,000; provided, that any increases in the Commitments from and after the Fourth Amendment Effective Date shall be subject to Section 2.15(a).

2.3    Section 2.15(a)(i) of the Loan and Servicing Agreement is hereby amended by adding the following sentence at the end of such Section:

The parties hereto agree that the Borrower exercised its rights under this Section 2.15(a)(i) on the Fourth Amendment Effective Date and no further increase in the Initial Incremental Commitments may be requested unless otherwise agreed to by the Initial Lender in their sole discretion.

SECTION 3.    Conditions Precedent.

This Fourth Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (such date, the “Fourth Amendment Effective Date”) by the Lenders party hereto:

(a)    The Administrative Agent and the Lenders shall have received a counterpart of this Fourth Amendment, duly executed by each of the Borrower, the Lenders and the Administrative Agent;

(b)    The Initial Lender shall have received a counterpart of the Fourth Amendment Commitment Fee Letter, duly executed by the Borrower and the Initial Lender;

(c)    The Initial Lender shall have received a counterpart of the Third Amended and Restated Revolving Note, duly executed by the Borrower;

(d)    The representations and warranties contained in the Loan and Servicing Agreement, this Fourth Amendment and each other Transaction Document shall be true and

Exhibit 10.1

correct in all material respects (except that any representation qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Fourth Amendment Effective Date as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(e)    No Unmatured Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date and after giving effect to the increase to the Commitments;

(f)    The Administrative Agent and the Lenders shall have received a certificate of an officer of the Borrower, dated as of the Fourth Amendment Effective Date, (A) certifying that (i) true and complete copies of the certificate of formation, the articles of association and the limited liability company agreement (as the case may be) of the Borrower, as applicable, including all amendments thereto (if any) (collectively, the “Constituent Documents”), were delivered as of the Closing Date, or are attached thereto, as applicable, (ii) no such Constituent Documents have been amended, modified or supplemented since the date reflected thereon and are in full force and effect as of the Fourth Amendment Effective Date, and (iii) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of the board of directors, board of managers or other applicable governing body approving the terms of, and authorizing the execution, delivery and performance of, this Fourth Amendment and the increase to the Commitments, which resolutions or written consent have not been modified, rescinded or amended and are in full force and effect as of the Fourth Amendment Effective Date, and authorize a specified person or persons to execute this Fourth Amendment and any other documents and notices to be signed and/or dispatched by it under or in connection with this Fourth Amendment on its behalf, and (B) confirming the accuracy of the matters set forth in Section 3(d) and (e) hereof;

(g)    The Administrative Agent and the Lenders shall have received a good standing certificate for the Borrower from the Secretary of State of the State of Delaware, dated as of a recent date;

(h)    The Administrative Agent and the Lenders shall have received the executed legal opinion of Latham & Watkins LLP, counsel to the Borrower, in the form and substance reasonably acceptable to the Administrative Agent and the Lenders;

(i)    The Initial Lender shall have received payment of the fees required to be paid on the Fourth Amendment Effective Date pursuant to the Fourth Amendment Commitment Fee Letter, and the Administrative Agent and the Lenders shall have received all fees and all reimbursements of costs or expenses, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP in each case due and payable under any Transaction Document (including this Fourth Amendment) on or before the Fourth Amendment Effective Date (or, in the case of fees, costs and expenses of Cadwalader, Wickersham & Taft LLP, arrangements satisfactory to the Initial Lender for the payment of such fees shall have been made); and

(j)    Such other documents as the Administrative Agent or any Lender may reasonably request.

Exhibit 10.1
SECTION 4.    REPRESENTATIONS AND WARRANTIES

To induce the other parties hereto to enter into this Fourth Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders party hereto that, as of the Fourth Amendment Effective Date, both before and after giving effect to this Fourth Amendment and the transactions contemplated hereby:

(a)    The Borrower (i) has the power, authority and legal right to (A) execute and deliver this Fourth Amendment and (B) perform and carry out the terms of this Fourth Amendment and the Amended Loan and Servicing Agreement and the transactions contemplated hereby and thereby, and
(ii) has taken all necessary action to authorize the execution, delivery and performance of this Fourth Amendment.

(b)    This Fourth Amendment has been duly executed and delivered by the Borrower.

(c)    This Fourth Amendment and the Amended Loan and Servicing Agreement each constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability hereof may be limited by Bankruptcy Laws and by general principles of equity (whether considered in a proceeding in equity or at law).

(d)    No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower of this Fourth Amendment or the validity or enforceability of this Fourth Amendment, other than such as have been waived, met or obtained and are in full force and effect.

(e)    The execution, delivery and performance of this Fourth Amendment and the Amended Loan and Servicing Agreement will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, each Borrower’s certificate of formation or limited liability company agreement, (ii) violate any Applicable Law in any material respect, or (iii) violate any material contract or other material agreement to which such Borrower is a party or by which any property or assets of such Borrower may be bound.

SECTION 5.    MISCELLANEOUS

(a)    As of the Fourth Amendment Effective Date, each reference in the Amended Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Loan and Servicing Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Loan and Servicing Agreement as amended by this Fourth Amendment.

(b)    Except as expressly amended hereby, all of the terms and provisions of the Loan and Servicing Agreement and all other Transaction Documents are and shall remain in full force and effect. The Borrower reaffirms all covenants set forth in the Loan and Servicing Agreement and the other Transaction Documents and the security interests created pursuant to the Loan and Servicing Agreement, which is intended to continue and to secure the Obligations under the Loan and Servicing Agreement, as amended hereby.

(c)    The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the

Exhibit 10.1
Administrative Agent, any Lender or the Borrower under the Loan and Servicing Agreement, or any other Transaction Document, or constitute a waiver or amendment of any other provision of the Loan and Servicing Agreement or any other Transaction Document (as amended hereby) except as and to the extent expressly set forth herein.

(d)    Section headings contained in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purposes.

(e)    The provisions of Section 11.06 and Section 11.10 of the Loan and Servicing Agreement are hereby incorporated into this Fourth Amendment as if fully set forth herein, mutatis mutandis.

(f)    This Fourth Amendment to Loan and Servicing Agreement may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Fourth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures approved by the Borrower, the Lenders and the Administrative Agent (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent and the Lenders shall not incur any liability arising out of the use of electronic methods for any and all purposes in connection with the execution of this Fourth Amendment, including the authorization, execution, delivery or submission of documents, instruments, notices, directions, instructions, reports, opinions and certificates to the Administrative Agent and/or the Collateral Custodian.

(g)    The Fourth Amendment is a Transaction Document, and together with the other Transaction Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

Carlyle Credit Solutions SPV 2 LLC, as the Borrower

By: /s/ Tom Hennigan
Name: Tom Hennigan
Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

Exhibit 10.1
[],
as Initial Lender

By: []
Name: []
Title: []

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

Exhibit 10.1

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Maria D. Calzado
Name: Maria D. Calzado
Title: Senior Vice President

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]